UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2025

HELIUS MEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38445	36-4787690
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA	18940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 944-6100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change in Company Name

On September 25, 2025, the Board of Directors (the “Board”) of Helius Medical Technologies, Inc. (the “Company”) approved an amendment to the Company’s Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on July 18, 2018 (the “Certificate of Incorporation”), to change the Company’s name to Solana Company (the “Name Change”). On September 26, 2025, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Certificate of Amendment”) to the Certificate of Incorporation, which will effect the Name Change at 8:00 a.m. Eastern Time on September 29, 2025. Pursuant to Section 242(d)(1) of the General Corporation Law of the State of Delaware (the “DGCL”), the Name Change did not require approval of the Company’s stockholders and will not affect the rights of the Company’s security holders. A copy of the Certificate of Amendment is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Additionally, the Board approved an amendment to the Company’s Second Amended and Restated Bylaws solely to reflect the Name Change (the “Third Amended and Restated Bylaws”). The Third Amended and Restated Bylaws will become effective immediately after the Name Change on September 29, 2025. In accordance with the DGCL and the provisions of the Company’s organizational documents, the Board approved the Third Amended and Restated Bylaws, and stockholder approval was not required for such amendment. A copy of the Third Amended and Restated Bylaws is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01. Other Events.

Press Release

On September 29, 2025, the Company issued a press release (the “Press Release”) to announce the Name Change, as well as the Company’s entry into a non-binding letter of intent with the Solana Foundation (the “Foundation”) which sets forth the principal terms of HSDT’s commitment to SOL, the Company’s future partnership with the Foundation and certain purchase option rights granted to the Company.

A copy of the Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K.

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Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits

3.1	Certificate of Amendment to the Certificate of Incorporation of Helius Medical Technologies, Inc., as filed with the Secretary of State of the State of Delaware on September 26, 2025, and effective on September 29, 2025.
3.2	Third Amended and Restated Bylaws, effective September 29, 2025.
99.1	Press Release, issued September 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Dated: September 29, 2025	By:	/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen
Chief Financial Officer, Treasurer and Secretary

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